Exhibit 10.5

GUARANTY

THIS GUARANTY, dated as of September 2, 2005, (this “Guaranty”), is made between New Century Financial Corporation (f/k/a New Century REIT, Inc.) (the “Guarantor”) and Bank of America, N.A. (the “Buyer”, which term shall include any buyer for whom Buyer acts as Agent as defined and provided for in the Master Repurchase Agreement referred to below).

RECITALS

A. Pursuant to the Master Repurchase Agreement, dated as of September 2, 2005, (the “Master Repurchase Agreement”), between New Century Mortgage Corporation, Home123 Corporation, New Century Credit Corporation and NC Capital Corporation (collectively the “Sellers” and individually a “Seller”) and the Buyer, the Buyer has agreed to purchase certain loans (the “Loans”) from the Sellers and the Sellers have agreed to repurchase such Loans upon the terms and subject to the conditions set forth therein.

B. As of the date hereof, Guarantor holds all of the outstanding shares of Sellers and will therefore derive a benefit from the Buyer’s purchase and sale of Loans from and to the Sellers pursuant to the Master Repurchase Agreement. To induce the Buyer to enter into the Master Repurchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guaranty the Sellers’ obligations with respect to the Master Repurchase Agreement and the documents referenced therein.

C. It is a condition precedent to the Buyer entering into the Master Repurchase Agreement and to the obligation of the Buyer to purchase the Loans from the Sellers under the Master Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.

NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Master Repurchase Agreement and used herein shall have the meanings given to them in the Master Repurchase Agreement.

(b) “Expiration Date” shall have the meaning set forth in Section 2(c) herein.

(c) “Obligations” shall mean the obligations and liabilities of the Sellers to the Buyer, including, without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Master Repurchase Agreement, any other Program Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of covenants, Repurchase Prices, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyer that are required to be paid by the Sellers pursuant to the terms of the Master Repurchase Agreement) or otherwise.

(d) “The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Buyer and its successors, indorsees, transferees and assigns the prompt and complete payment and performance by the Sellers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Buyer in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Sellers may be free from any Obligations.

(c) No payment or payments made by any Seller, the Guarantor, any other guarantor or any other Person or received or collected by the Buyer from a Seller, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until both the Obligations are paid in full and the Master Repurchase Agreement is terminated (such date, the “Expiration Date”).

(d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Buyer on account of its liability hereunder, it will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.

(e) The Guarantor hereby waives any right of subrogation or ability to proceed against any Person until all amounts owed to Buyer by Guarantor pursuant to this Guaranty are paid in full.

3. Representations and Warranties of the Guarantor.

3.01 The Guarantor hereby represents and warrants that:

(a) It is duly organized and validly existing in good standing under the laws of the jurisdiction under which it is organized and is duly qualified to do business and is in good standing in every other jurisdiction as to which the nature of the business conducted by it makes such qualification necessary and has obtained all necessary licenses, permits, charters, registrations and approvals necessary for the conduct of its business as currently conducted and the performance of its obligations under the Program Documents or any failure to obtain such a license, permit, charter, registration or approval will not cause a Material Adverse Effect or impair the enforceability of any Loan.

(b) It has the full power, authority and legal right to execute, deliver and perform its obligations under this Guaranty. This Guaranty has been duly executed and delivered by it, has not been amended or otherwise modified, is in full force and effect and is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated herein will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the Guarantor is a party or by which the Guarantor or its property is bound or to which the Guarantor is subject, or constitute a default under any such material agreement or instrument, or (except for the liens created pursuant hereto) result in the creation or imposition of any lien or encumbrance upon the Guarantor’s revenues or assets pursuant to the terms of any such material agreement or instrument.

(d) The Guarantor has received and reviewed copies of the Program Documents.

(e) There is no action, suit or proceeding at law or in equity by or before any governmental authority, arbitral tribunal or other body now pending, or to the best of the Guarantor’s knowledge, threatened against or affecting the Guarantor or any of its property which is reasonably likely to be adversely determined and which, if adversely determined would have a reasonable likelihood of having a Material Adverse Effect.

4. Covenants of Guarantor.

4.01 The Guarantor covenants and agrees that:

(a) It shall pay and discharge all taxes now or hereafter imposed on it, on its income or profits, on any of its property or upon the liens provided herein prior to the date on which penalties attach thereto except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are provided and such reserves do not create a Default under any of the covenants in the Repurchase Agreement; it shall promptly pay any valid, final judgment enforcing any such tax and cause the same to be satisfied of record.

(b) It shall notify the Buyer promptly upon obtaining knowledge of any material action, suit or proceeding at law or in equity by or before any Government Authority, pending or threatened against it or the Sellers.

4.02 Termination. When all of the Obligations shall have been paid in full, this Agreement shall terminate.

4.03 Further Assurances. The Guarantor agrees to, from time to time upon the request of the Buyer, execute and deliver such further documents and do such other acts and things as the Buyer may reasonably request in order to effectuate the purposes of this Guaranty.

5. Right of Set-off. Upon the occurrence of any Event of Default, the Guarantor hereby irrevocably authorizes the Buyer or any of its Affiliates at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any of its Affiliates to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Buyer may elect, against and on account of the obligations and liabilities of the Guarantor to the Buyer hereunder and claims of every nature and description of the Buyer or any of its Affiliates against the Guarantor, in any currency, whether arising hereunder, under the Master Repurchase Agreement as the Buyer may elect, whether or not the Buyer has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Buyer shall notify the Guarantor promptly of any such set-off and the application made by the Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyer and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyer and its Affiliates may have.

6. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer or any of its Affiliates, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against any Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Sellers or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by the Sellers on account of the Obligations are paid in full and the Master Repurchase Agreement is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Buyer may determine.

7. Amendments, Etc. with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Buyer may be rescinded by the Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Master Repurchase Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Sellers or any other guarantor, and any failure by the Buyer to make any such demand or to collect any payments from any Seller or any such other guarantor or any release of any Seller or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8. Waiver of Rights. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Seller and the Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Sellers or the Guarantor with respect to the Obligations.

9. Guaranty Absolute and Unconditional. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by the Sellers of the Obligations and not of their collectibility only, and is in no way conditioned upon any requirement that the Buyer first attempt to collect any of the obligations from any Seller, without regard to (a) the validity, regularity or enforceability of the Master Repurchase Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller against the Buyer, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Sellers from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Sellers or any other Person or any other collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from the Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Master Repurchase Agreement shall be terminated, notwithstanding that from time to time during the term of the Master Repurchase Agreement the Sellers may be free from any Obligations.

10. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Seller or any of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Seller or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

11. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Buyer without set-off or counterclaim in U.S. Dollars in accordance with the wiring instructions of the Buyer.

12. Notices. Except as provided herein, all notices required or permitted by this Guaranty shall be in writing (including without limitation by electronic transmission, email or facsimile) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation (without error message) of such transmission and notices being sent by first class mail, postage prepaid, shall be deemed to be received five (5) Business Days following the mailing thereof. Any such notice shall be sent to a party at the address or facsimile transmission number specified on the signature page hereto.

13. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This Guaranty and the Master Repurchase Agreement and the other Program Documents represent the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Buyer relative to the subject matter hereof or thereof not reflected herein or therein.

15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer.

(b) The Buyer shall not by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

16. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

17. Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of the Guarantor and shall inure to the benefit of the Buyer and its successors and assigns. This Guaranty may not be assigned by any of the Guarantor without the express written consent of the Buyer.

18. Governing Law. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

19. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

A. SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE MASTER REPURCHASE AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

B. CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

C. AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

D. AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE MASTER REPURCHASE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

21. Other Liens. Notwithstanding anything to the contrary contained herein, liens previously granted by the Guarantor in favor of the Buyer or future liens that are granted by the Guarantor in favor of the Buyer will not constitute a breach of this Guaranty.

22. Agents. The Buyer may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

23. Counterparts; Facsimile. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guaranty by signing any such counterpart. An executed signature page delivered by facsimile shall have the same effect as an original signature page delivered by mail.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

NEW CENTURY FINANCIAL CORPORATION
(f/k/a NEW CENTURY REIT, INC.), as Guarantor

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Executive Vice President

By: /s/ Brad A. Morrice
Name: Brad A. Morrice
Title: Vice Chairman, President and COO
BANK OF AMERICA, N.A.

By: /s/ Garrett Dolt
Name: Garrett Dolt
Title: Principal

Address for Notices with respect to each of the foregoing:

NEW CENTURY FINANCIAL CORPORATION

(f/k/a New Century REIT, Inc.)
18400 Von Karman
Irvine, California 92612
Attention: Kevin Cloyd
Telephone: (949) 862-7941
Facsimile: (949) 440-7033

with a copy to :
(At the same address as above)
Attention: Legal Department
Telephone: (949) 225-7808
Facsimile: (949) 440-7033

BANK OF AMERICA, N.A.
TX1-492-66-01
901 Main Street, 66th Floor
Dallas, Texas 75202-3714
Attention: Garrett Dolt
Telephone: (214) 209-2664
Facsimile: (214) 209-0338

With a copy to:
Attention: Christopher G. Young
Telephone: 704-386-3614
Facsimile: 704-388-8403